                                 SCHEDULE 14A
                                (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
             EXCHANGE ACT OF 1934 (AMENDMENT NO.                 )

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [_]

Check the appropriate box:
[_] Preliminary Proxy Statement      [_] Confidential, for Use of the
                                         Commission Only (as permitted
                                         by Rule 14a-6(e) (2) )
[X] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          Mutual Risk Management Ltd.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                      N/A
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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[_] Fee paid previously with preliminary materials.


[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously Paid:

--------------------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

--------------------------------------------------------------------------------
     (4)  Date Filed:

--------------------------------------------------------------------------------

      MRM                      MUTUAL RISK MANAGEMENT LTD.

           --------------------

                                                                 March 31, 2000

Dear Shareholder:

  You are cordially invited to attend the Annual General Meeting of Shareholders of Mutual Risk Management Ltd. (the "Company") to be held on May 16, 2000 at 9:00 A.M. at The Bermuda Cathedral Hall, 29 Church Street, Hamilton HM 12, Bermuda. Your Board of Directors and management look forward to greeting those shareholders who are able to attend.

  At this Meeting you will be asked to consider and vote upon the following:
(1) the election of directors; (2) the appointment of Ernst & Young as the Company's independent auditors for the fiscal year ending December 31, 2000; and (3) such other business as may properly come before the Meeting or any adjournment thereof. Your Board of Directors unanimously recommends a vote for these proposals. The Meeting will also receive the Company's audited financial statements for the fiscal year ended December 31, 1999 as approved by the Company's Board of Directors.

  Only holders of the Company's Common Shares at the close of business on February 25, 2000, are entitled to notice of, and to vote at, the Annual General Meeting and any adjournments or postponements thereof. Such shareholders may vote in person or by proxy. The stock transfer books of the Company will not be closed. The accompanying form of proxy is solicited by the Board of Directors of the Company.

  Your vote is important. Whether or not you plan to attend the Annual General Meeting in person and regardless of the number of shares you own, we urge you to complete, sign, date and return the enclosed proxy card promptly in the enclosed envelope. You may attend the Annual General Meeting and vote in person even if you have previously returned your proxy card. We look forward to meeting with you.

                                          Sincerely,

                                          /s/ Robert A. Mulderig
                                          ----------------------
                                          ROBERT A. MULDERIG
                                          Chairman and Chief Executive Officer

                          MUTUAL RISK MANAGEMENT LTD.

             Notice of 2000 Annual General Meeting of Shareholders
                       to be held Tuesday, May 16, 2000

  The 2000 Annual General Meeting of Shareholders (the "Meeting") of Mutual Risk Management Ltd. (the "Company") will be held on May 16, 2000 at 9:00 A.M. at The Bermuda Cathedral Hall, 29 Church Street, Hamilton HM 12, Bermuda. The Meeting is being held to consider and act upon the following matters:

  1.  To elect directors;

  2. To approve the recommendation by the Board of Directors that Ernst & Young be appointed as the Company's independent auditors for the fiscal year ending December 31, 2000.

  3. To transact such other business as may properly come before the Meeting or any adjournment thereof.

  The Meeting will also receive the Company's audited financial statements for the fiscal year ended December 31, 1999 and the report of the auditors thereon. If you do not expect to be present at the Meeting, please complete, sign and date the enclosed proxy card and return it by mail in the enclosed addressed envelope. All instruments appointing proxies to be used at the Meeting must be deposited at the offices of the Company's transfer agent, BankBoston, NA, c/o Boston EquiServe, P.O. Box 8040, Boston, MA 02266-8040, or with the Secretary of the Company at the Company's offices at 44 Church Street, Hamilton HM 12, Bermuda, not later than 5:00 P.M. Bermuda time on May 11, 2000. Shares represented by instruments appointing proxies that are not so deposited will not be voted at the Meeting.

                                          By Order of the Board of Directors


                                          /s/ Elizabeth B. Price
                                          ----------------------
                                          ELIZABETH B. PRICE
                                          Secretary

Hamilton, Bermuda
March 31, 2000

                          MUTUAL RISK MANAGEMENT LTD.
                                PROXY STATEMENT

                    ANNUAL GENERAL MEETING OF SHAREHOLDERS

THIS PROXY STATEMENT IS FURNISHED IN CONNECTION WITH THE SOLICITATION BY MUTUAL RISK MANAGEMENT LTD. (THE "COMPANY") OF PROXIES TO BE VOTED AT THE ANNUAL GENERAL MEETING OF SHAREHOLDERS (THE "MEETING") TO BE HELD ON MAY 16, 2000 AT 9:00 A.M. AT THE BERMUDA CATHEDRAL HALL, 29 CHURCH STREET, HAMILTON HM 12, BERMUDA.

  The close of business on February 25, 2000 has been fixed as the record date for the determination of shareholders entitled to receive notice of the Meeting and vote thereat. The Company expects to mail this proxy material to shareholders on or about March 31, 2000 together with a copy of the Company's Annual Report to Shareholders for the year ended December 31, 1999.

  The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokers, custodians, nominees and other fiduciaries for their reasonable charges and expenses incurred in forwarding proxy material to beneficial owners of shares. In addition to solicitation by mail, certain officers and employees of the Company may solicit proxies personally. These officers and employees will receive no compensation other than their regular salaries.

  No action will be taken at the Meeting with respect to approval or disapproval of the audited Financial Statements of the Company for the year ended December 31, 1999.

  All properly executed proxies, not theretofore revoked, will be voted on any poll taken at the Meeting in accordance with the instructions contained therein. If any other matters are properly presented to the Meeting for action, the proxy holders will vote the proxies (which confer discretionary authority to vote on such matters) in accordance with their judgment. If no instructions are given with respect to any particular matter, the proxy authorizes a vote in favor of such matter and it will be voted accordingly. Shareholders whose shares are held of record by a broker or other nominee are nevertheless encouraged to fill in the boxes of their choice on the proxy, as brokers and other nominees may not be permitted to vote shares with respect to certain matters for which they have not received specific instructions from the beneficial owners of the shares. Any Shareholder giving a proxy has the power to revoke it prior to its exercise by notice of revocation to the Secretary of the Company in writing, by voting in person at the Meeting or by execution of a subsequent proxy, provided that such action is taken in sufficient time to permit the necessary examination and tabulation of the subsequent proxy or revocation before the vote is taken. Proxies must be duly executed and deposited at the office of the Company's transfer agent, Boston EquiServe Limited Partnership, in Boston, or with the Secretary of the Company at the Company's office in Bermuda, prior to 5:00 P.M. Bermuda time on May 11, 2000, in order to be voted at the Meeting.

            INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

  No person who has been a director or officer of the Company and no person who is a proposed nominee for election as a director of the Company and no associate or affiliate of any such director, officer or proposed nominee has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted upon at the Meeting, except as may hereinafter be disclosed.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

  As of February 25, 2000, the Company had outstanding 41,209,500 Common Shares, par value $.01 per share (the "Common Shares"), entitled to be voted at the Meeting. Each Common Share is entitled to one vote.

  The following table sets forth certain information regarding beneficial ownership of the Company's Common Shares as of February 25, 2000, by each person who is known by the Company to own beneficially more than 5% of the Company's Common Shares, by each of the Company's directors and by all executive officers and directors as a group.

                                     Shares Beneficially Owned (1)
                                     -----------------------------
                                               Number              Percent
                                               ------              -------
Franklin Resources, Inc.(2)                  5,286,255             12.83%
 777 Mariners Island Blvd.
 San Mateo, CA 94404
FMR Corporation(3)                           3,507,136              8.51%
 82 Devonshire Street
 Boston, MA 02109
U.S. Trust Company of New York(4)            2,272,148              5.51%
 114 West 47th Street
 New York, NY 10036
Robert A. Mulderig(5)                        1,048,572              2.54%
John Kessock, Jr.(6)                           848,004              2.06%
Glenn R. Partridge(7)                          295,848                *
Richard G. Turner(8)                           287,499                *
James C. Kelly(9)                              252,010                *
Roger E. Dailey(10)                             83,747                *
David J. Doyle(11)                                   0                *
Arthur E. Engel(12)                            127,018                *
Allan W. Fulkerson(10)                          68,149                *
William F. Galtney, Jr.(13)                    261,216                *
Jerry S. Rosenbloom(10)                         85,679                *
Norman L. Rosenthal(14)                         44,670                *
Joseph D. Sargent(10)                           72,018                *
All directors and executive offices          4,229,124             10.26%
 as a group (15 persons)

--------
*Less than 1%.

(1) Includes Common Shares and Common Shares issuable pursuant to presently exercisable options to acquire Common Shares and on conversion of the Company's Zero Coupon Convertible Exchangeable Subordinated Debentures due 2015.
(2) Based on Amendment No. 1 to Schedule 13G of Franklin Resources dated December 9, 1999.
(3) Based on Amendment No. 1 to Schedule 13G of FMR Corp. dated February 11,
    2000.
(4) Based on Amendment No. 2 to Schedule 13G of U.S. Trust Company of New York dated February 4, 2000.
(5) Does not include 94,116 Common Shares which are owned by trusts the beneficiaries of which are members of Mr. Mulderig's family. Mr. Mulderig disclaims beneficial ownership of such shares. Includes options to acquire 106,656 Common Shares.
(6) Includes 741,348 Common Shares owned by the Kessock Family Trust. Does not include 54,040 Common Shares owned by the Kessock Family Irrevocable Trust as to which Mr. Kessock disclaims beneficial ownership. The beneficiaries of these trusts include Mr. Kessock and members of his family. Includes options to acquire 106,656 Common Shares.
(7) Includes options to acquire 81,198 Common Shares.
(8) Does not include 27,666 Common Shares held in the Children's Trust of the Turner Family Trust as to which Mr. Turner disclaims beneficial ownership. Includes options to acquire 82,698 Common Shares.
(9) Includes options to acquire 68,707 Common Shares.
(10) Includes options to acquire 50,000 Common Shares.
(11) Mr. Doyle acts as a co-trustee of certain trusts which beneficially own 94,116 Common Shares.
(12) Includes options to acquire 50,000 Common Shares. Mr. Engel may be deemed the beneficial owner of 622,700 Common Shares owned by Mutual Indemnity Ltd.
(13) Includes options to acquire 50,000 Common Shares. Also includes 129,198 Common Shares which are owned by Galtney Family Investors, Ltd. of which Mr. Galtney is the General Partner.
(14) Includes options to acquire 30,000 Common Shares.

                             ELECTION OF DIRECTORS
                         (Item 1 of Notice of Meeting)

  The shareholders will be asked to elect five persons to the Board of Directors to serve for a term of three years subject to the provisions of the Company's Bye-Laws. The terms as directors of Messrs. Dailey, Doyle, Engel, Rosenthal and Sargent will expire at the Meeting and it is proposed that they be re-elected as directors. It is the intention of the persons named in the accompanying form of proxy to vote at the Meeting for the election as directors of these persons. If such nominee should be unable to serve, an event not currently anticipated, proxies will be voted for such person as shall be designated by the Board of Directors of the Company to replace such nominee.

  The following table shows certain information with respect to each person nominated for election as a director and each person whose term of office as director will continue after the Meeting.

                          Director  Term           Principal Occupation
         Name         Age  Since   Expires        & Business Experience
         ----         --- -------- ------- -----------------------------------
 Robert A. Mulderig    47   1982    2002   Chief Executive Officer of the
                                           Company since 1982; Chairman of
                                           Legion Insurance Co., ("Legion");
                                           Director of Professional Risk
                                           Management Services, Inc., The
                                           Galtney Group, Inc. and The Bank of
                                           N.T. Butterfield & Sons Ltd. Also
                                           serves as a director or officer of
                                           a number of unaffiliated captive
                                           insurance companies to which the
                                           Company provides management
                                           services.

 John Kessock, Jr.     51   1985    2002   President of the Company, Mutual
                                           Group Ltd. and Legion; primarily
                                           responsible for marketing the
                                           Company's programs since 1979;
                                           Chairman of Commonwealth Risk
                                           Services L.P. ("CRS") and the IPC
                                           Companies. Director, Ward North
                                           America, Inc.

 Richard G. Turner     49   1985    2001   Executive Vice President of the
                                           Company; President of CRS since
                                           1984; Vice President of Marketpac
                                           International, a subsidiary of
                                           American International Group from
                                           1979 to 1984. Director of Colonial
                                           Penn Insurance Company.

 Glenn R. Partridge    46   1990    2002   Executive Vice President of the
                                           Company; Executive Vice President
                                           of Legion; primarily responsible
                                           for Legion's underwriting function
                                           since 1987; Vice President of CRS
                                           1983 to 1987.

 Roger E. Dailey       66   1985    2000   Vice President of Equifax, Inc.,
                                           Atlanta, Georgia for more than five
                                           years until retirement in 1993.
                                           Currently a self employed
                                           consultant.


                          Director  Term           Principal Occupation
         Name         Age  Since   Expires        & Business Experience
         ----         --- -------- ------- -----------------------------------
 David J. Doyle        46   1977    2000   Partner in the law firm of Appleby,
                                           Spurling & Kempe from 1978 to 1996.
                                           Specializes in international
                                           corporate matters with particular
                                           emphasis on insurance law; Director
                                           of Bermuda subsidiaries of the
                                           Company. In March 1996, Mr. Doyle
                                           joined the law firm of Conyers Dill
                                           & Pearman, Hamilton, Bermuda.

 Arthur E. Engel       53   1985    2000   Principal of The Marine Group, LLC.
                                           Director of Mutual Indemnity Ltd.
                                           since 1981.

 Allan W. Fulkerson    66   1988    2001   President of Century Capital
                                           Management, Inc., Chairman of
                                           Century Shares Trust, Director of
                                           HCC Insurance Holdings, Inc.,
                                           Wellington Underwriting PLC.,
                                           International Financial Group,
                                           Inc., The Galtney Group Inc.,
                                           Massachusetts Fiduciary Advisors,
                                           Inc. and LUA Segueros La Portena
                                           SA.

 William F. Galtney,   47   1988    2001   Chairman, Chief Executive Officer
  Jr.                                      and Director of The Galtney Group
                                           Inc., Houston, Texas; Director of
                                           Everest Re (Holdings) Ltd.

 Jerry S. Rosenbloom   60   1991    2001   Frederick H. Ecker Professor of
                                           Insurance and Risk Management and
                                           Academic Director, Certified
                                           Employee Benefit Specialist
                                           Program, Wharton School, University
                                           of Pennsylvania. Director of
                                           Annuity and Life Re (Holdings)
                                           Ltd., Harleysville Insurance
                                           Company, Terra Nova Group and
                                           Trustee of Century Shares Trust.

 Norman L. Rosenthal   48   1997    2000   President of Norman L. Rosenthal &
                                           Associates, Inc. since August,
                                           1996; Managing Director of Morgan
                                           Stanley & Co., Inc, from January
                                           1992 until July, 1996; Director of
                                           Plymouth Rock Assurance Company
                                           since July 1998.

 Joseph D. Sargent     70   1988    2000   Chairman, Bradley, Foster &
                                           Sargent, Inc; Director, Trenwick
                                           Group, Inc., Policy Management
                                           Systems Corp., MMI Companies Inc.,
                                           and Command Systems, Inc.

  The Company's Board of Directors met 6 times during 1999. The Board of Directors has an Executive Committee, an Investment Committee, an Audit Committee, a Nominating Committee, a Compensation Committee and a Reinsurance Security Committee. The Executive Committee is responsible for setting the agenda of the Board and is comprised of Messrs. Mulderig, Kessock, Dailey, Fulkerson, Rosenbloom and Sargent. The Audit Committee is responsible for overseeing the production of the Company's financial statements and is comprised of Messrs. Sargent, Rosenbloom and Rosenthal. The Audit Committee met 4 times in 1999. The Compensation Committee is responsible for setting the remuneration of certain executive officers and the directors of the Company and is comprised of Messrs. Engel, Rosenbloom and Sargent. The Compensation Committee met 5 times in 1999. The Nominating Committee is responsible for the nomination of directors for election to office and is comprised of Messrs. Kessock, Fulkerson and Rosenbloom. The Nominating Committee met 1 time in 1999. The Nominating Committee will consider nominees for vacant or expiring directorships recommended by the Company's members. Such recommendations should be submitted in writing to the Secretary of the Company with a description of the proposed nominee's qualifications, other relevant biographical information and the nominee's consent to serve as a director. Each of the directors who served on the Company's Board of Directors during 1999 attended at least 75% of the meetings of the Board and the Committees on which they served which were convened in 1999, except for Mr. Galtney who attended only 50% of such meetings. In 2000, Mrs. Beverly Patrick retired as a director of the Company's Board of Directors.

  In 1999, outside directors received an annual fee of $25,000, plus $1,000 for each board meeting attended. In addition, in 1999 the chairmen of the following committees received the following additional fees: Compensation Committee, $5,000; Investment Committee, $3,000; Nominating Committee, $500; Reinsurance Security Committee, $2,000; and Audit Committee, $2,000. Members of the Compensation Committee, other than the chairman, received an attendance fee of $500 per meeting. $10,000 of the annual fees are paid to each director in restricted Common Shares valued at ninety percent of the market value on the date of issuance. In addition, the Company has a deferred compensation plan pursuant to which directors may choose to defer receipt of all or a portion of their annual compensation until retirement. Amounts deferred will be invested in Common Shares at ninety percent of market value or maintained in an interest bearing account. The restricted stock and deferred compensation will be paid to a director upon his or her retirement from the Board pursuant to the Company's retirement policy, on death or disability or in the event of a change in control of the Company. Non-executive directors also receive an annual award of options to purchase 7,500 Common Shares. The exercise price of such options is equal to the market price of the Common Shares on the date of the award. The options have a term of five years and are exercisable commencing six months after the grant date.

                            EXECUTIVE COMPENSATION

Compensation

  The following table sets forth the compensation, including bonuses, paid or accrued during the Company's last three fiscal years to the Chief Executive Officer and each of the four highest paid executive officers of the Company (the "Named Executive Officers").

                          Summary Compensation Table

                              Annual Compensation        Long Term Compensation
                              -------------------        ----------------------
                                                    Securities
                                                    Underlying
       Name and                Salary             Options Granted      All Other
  Principal Position     Year    ($)    Bonus ($)    (#)(/2/)     Compensation(/1/)($)
  ------------------     ---- ------------------- --------------- --------------------
Robert A. Mulderig       1999   525,000   232,775     95,444             13,125
Chairman and             1998   500,000   614,485     60,000             12,500
Chief Executive Officer  1997   452,350   486,842     64,000             11,309

John Kessock, Jr.        1999   525,000   232,775     95,444              4,000
President                1998   500,000   614,485     60,000              4,000
                         1997   452,350   486,842     64,000              4,000

Richard G. Turner        1999   325,500   145,474     70,000              4,000
Executive Vice           1998   310,000   409,656     40,000              4,000
President                1997   277,000   298,121     48,000              4,000

Glenn R. Partridge       1999   325,500   145,474     70,000              4,000
Executive                1998   310,000   380,395     40,000              4,000
Vice President           1997   242,000   260,452     45,000              4,000

James C. Kelly           1999   262,500   117,318     58,000              6,562
Senior Vice President
and                      1998   250,000   307,242     33,333              6,250
Chief Financial Officer  1997   200,000   215,250     55,000              5,000

--------
(1) Options have been restated to reflect the September 1997 two-for-one stock split.
(2) Consists of Company contributions to pension plans.

Stock Options

  Stock options to directors and employees are currently awarded only under the provisions of the Company's 1998 Long Term Incentive Plan ("LTIP"). Options are awarded to employees at the market price at the time of issuance for five-year terms with 25% becoming exercisable each year. During 1999, 477,200 options were issued to seven executive officers of the Company.

  The following table provides certain information on options granted in 1999 to the Named Executive Officers. The last two columns of the table present possible values of these grants assuming certain rates of growth in the price of the Company's Common Shares.

                             Option Grants In 1999

                                                                      Potential Realizable
                                                                        Value at Assumed
                                                                         Annual Rates of
                                                                           Stock Price
                                                                        Appreciation for
                                    Individual Grants                      Option Term
                              -----------------------------           ---------------------
                    Number of
                    Securities
                    underlying   % of Total
                     Options   Options Granted Exercise or
                     Granted   to Employees in Base Price  Expiration
       Name            (#)       Fiscal Year     ($/Sh)       Date      5% ($)    10% ($)
       ----         ---------- --------------- ----------- ---------- ---------- ----------
Robert A. Mulderig    95,444        6.29%        14.5625    12/16/04     384,005    848,550

John Kessock, Jr.     95,444        6.29%        14.5625    12/16/04     384,005    848,550

Richard G. Turner     70,000        4.61%        14.5625    12/16/04     281,635    622,339

Glenn R. Partridge    70,000        4.61%        14.5625    12/16/04     281,635    622,339

James C. Kelly        58,000        3.82%        14.5625    12/16/04     233,354    515,652

  The following table presents certain information with respect to the value of options at December 31, 1999 held by the named Executive Officers. The table presents information with respect to both exercisable and unexercisable options.

        Aggregated Option Exercises In 1999 and Year-End Option Values

                                             Number of Securities        Value of Unexercised
                       Shares     Value     Underlying Unexercised       In-the-Money Options
                    Acquired on  Realized    Options at FY-End (#)        At FY-End ($)(/2/)
       Name         Exercise (#) ($)(/1/) (Exercisable/Unexercisable) (Exercisable/Unexercisable)
       ----         ------------ -------- --------------------------- ---------------------------
Robert A. Mulderig     26,668    379,394        106,656/292,288             103,627/431,966

John Kessock, Jr.      26,668    440,897        106,656/292,288             103,627/431,966

Richard G. Turner      26,668    876,451         82,698/219,468              84,515/330,536

Glenn R. Partridge      6,668    208,427         81,198/217,968              84,515/330,536

James C. Kelly         26,668    390,395         68,707/183,626              57,334/263,041

--------
(1) Represents difference between stock price and market price on date of exercise.
(2) Based on the closing price of the Company's Common Shares on December 31, 1999 of $16.8125.

Pension Plans

  In 1990, the Company instituted two defined contribution pension plans which are available to most of the Company's employees. In order to comply with the National Pension Scheme Act of 1998, the Company offered two new pension plans for its Bermuda employees beginning in 2000. Pursuant to these plans, the Company contributes up to 2.5% of an employee's salary. In 1998, the Company adopted a deferred compensation plan for senior executives. The deferred compensation plan allows eligible employees to defer receipt of any percentage of his or her compensation by filing the appropriate election with the Company. The deferred compensation plan is not funded by the Company although a rabbi trust has been established to hold funds relating to the plan.

Report of the Compensation Committee.

  The Compensation Committee of the Board of Directors is composed of four independent directors who are not employed by the Company and who qualify as non-employee directors for the purposes of Rule 16b-3 adopted under the Securities Exchange Act of 1934. The Compensation Committee is responsible for the Company's executive compensation programs, which seek to relate the compensation level of executives to the performance of the Company while insuring the Company's ability to attract and retain the highest caliber executives by providing appropriate incentives to deliver significant long-term financial results for the benefit of shareholders. The Compensation Committee determines the salary level of each of the top seven officers of the Company, implements the Company's "Executive Bonus Plan" and determines all awards made under the LTIP. The Compensation Committee also approves the salary levels of all other employees of the Company who earn in excess of $50,000 per annum.

  In 1999, the Compensation Committee retained an independent executive compensation consulting firm to evaluate the appropriateness of the executive compensation program. This firm carried out market research on the levels of compensation of similarly situated executives and determined that the Company's cash compensation package was appropriately structured, rewarding both profitability and growth in shareholder value and delivering competitive levels of compensation when compared to similarly situated executives. Base salaries of the top executives generally approximated the midpoint of the range of comparable salaries identified in this benchmarking survey. Total compensation, including bonuses, generally exceeded the average total compensation packages identified in the survey by approximately 10% on a combined basis, which is a reflection of the better than average performance of the Company in recent years.

  In order to meet the objectives described above, the Compensation Committee has designed the Company's compensation program as follows:

(1) Base salaries, the fixed regular components of pay, are set in relation to the average level of base salaries identified in the market survey carried out by the independent compensation consulting firm for similarly situated executives.

(2) The Executive Bonus Plan operates to reward the executive only for better than average financial performance by the Company. The Executive Bonus Plan considers the following factors: (a) growth of operating income per Common Share; (b) growth of Shareholders' equity plus dividends; (c) operating income per Common Share compared to a budget adopted by the Board of Directors; (d) operating expenses compared to budget; (e) the average market price of the Company's Common Shares compared to its peer group; and (f) a subjective appraisal of the executive's performance by the Compensation Committee. More relative weight is given to the first two factors which are formula driven and these two factors are measured on a cumulative basis over the previous five years.

(3) The awards made to date pursuant to the LTIP have consisted of stock options. Stock options generally have a five-year life and vest in four equal annual amounts beginning one year after the grant. The option exercise price has been set at the market value of the shares on the date of the grant. These stock options are designed to reward executives and other employees for the long-term increase in shareholder value.

  Aggregate awards under the Executive Bonus Plan in respect of 1999 earned by the Company's seven executive officers were $1,108,450. The corresponding awards in respect of 1998 were $2,926,118. After review in March 2000, the base salary of Mr. Mulderig, the Company's Chief

Executive Officer, remained at $525,000 and he was awarded a bonus of $232,775 in respect of 1999. The base salary and bonus paid to Mr. Mulderig reflect the same considerations applicable to all executive officers. This report has been submitted by the Compensation Committee:

    Arthur E. Engel           Jerry S. Rosenbloom           Joseph D. Sargent

Compensation Committee Interlocks and Insider Participation

  Mr. Mulderig, the Company's Chief Executive Officer, is a director and a member of the compensation committee of The Galtney Group, Inc. of which Mr. Galtney is a director and executive officer.

Performance Graph

  The following line graph compares the cumulative total shareholder return on the Company's Common Shares (assuming dividends are reinvested) since December 1994 with its peer group. Also indicated on the graph is the performance of the S&P 500 index for comparison with the Company's performance.



                         [GRAPH APPEARS HERE]

                            INDEXED RETURNS
                              Years Ending
                         Base
                        Period
Company Name/Index     Dec 94(1)   Dec 95   Dec 96   Dec 97   Dec 98   Dec 99
MUTUAL RISK MGT LTD     100        175.99   191.66   312.79   411.36   178.54
S&P 500 INDEX           100        137.58   169.17   225.60   290.08   351.12
PEER GROUP (2)          100        138.69   163.55   242.72   293.27   385.44

  (/1/) The total return on investment (change in the Common Share price plus reinvested dividends) for each of the periods for Mutual Risk Management Ltd, the peer group and the S&P 500 index is based on the share price or index at December 31, 1994.
  (/2/) Companies in the peer group are as follows: American International Group Inc., AON Corp., Chandler Insurance Co. Ltd., Chubb Corp., Crawford & Co., XL Capital Limited, First Health Group Corp., Frontier Insurance Group Inc., Arthur J. Gallagher & Co., Hilb Rogal & Hamilton Co., Marsh & McLennan Companies Inc., Old Republic International Corp., Risk Capital Holdings, Inc., and Zenith National Insurance Corp.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the United States Securities and Exchange Commission ("SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish the Company with copies of all
Section 16(a) forms they file.

  To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the year ended December 31, 1999, all Section 16(a) filing requirements applicable to the Company's officers, directors and greater than ten-percent beneficial owners were complied with, except Mrs. Patrick who filed a Form 4 late with respect to the sale of Common Stock and Mr. Galtney who filed a Form 4 late with respect to the purchase of Common Stock.

                             CERTAIN TRANSACTIONS

  The Company and its subsidiaries provide administrative and accounting services to a number of unaffiliated insurance and reinsurance companies. Certain officers, directors and employees of the Company serve as officers and directors of these companies, generally without remuneration.

  Mutual Finance Ltd, a subsidiary of the Company, has an investment of approximately $3 million in Century Capital Partners L.P. ("Century Capital"). This investment is made by the Mutual Finance pool which is principally comprised of assets being invested for the benefit of participants in the Company's IPC Programs. Century Capital is a limited partnership which will invest in insurance and other financial services companies. The general partner of Century Capital is CCP Capital, Inc. and the investment advisor is Century Capital Management, Inc. Mr. Allan Fulkerson, a director of the Company, is President and a director of CCP Capital Inc. and Century Capital Management, Inc.

  In connection with the Company's acquisition of The Hemisphere Group Limited ("Hemisphere") in July 1996, the Company acquired a 40% interest in the Hemisphere Trust Company Limited ("Hemisphere Trust"), a Bermuda "local" trust company, which had formerly been a wholly owned subsidiary of Hemisphere. As a "local" Bermuda company, at least 60% of the shares of Hemisphere Trust must be owned by Bermudians. In compliance with this requirement, Mr. Robert A. Mulderig, Chairman and Chief Executive Officer of the Company, acquired 60% of Hemisphere Trust for $.2 million at the time of the Company's acquisition of Hemisphere. The amount of the purchase price was equal to 60% of the book value of Hemisphere Trust on the date of acquisition.

  The Company and Mr. Mulderig have entered into a Shareholders' Agreement relating to Hemisphere Trust which provides, amongst other things, that (i) the Company has the option, subject to regulatory approval, to acquire Mr. Mulderig's interest in Hemisphere Trust at Mr. Mulderig's cost, plus interest at 6% per annum; (ii) the Company has a pre-emptive right, also subject to regulatory approval, over the shares held by Mr. Mulderig; and (iii) no dividends or other distributions can be made by Hemisphere Trust without the prior consent of the Company. The Company provides management services to Hemisphere Trust for an annual fee of $.3 million.

  Certain significant shareholders and directors of the Company represent or are employed by entities which have purchased IPC Programs or other services from the Company and its subsidiaries. These services are provided by the Company based on arms-length negotiations.

                            APPOINTMENT OF AUDITORS
                         (Item 2 of Notice of Meeting)

  The Board of Directors recommends that Ernst & Young be appointed as auditors of the Company to hold office until the next Annual General Meeting of shareholders. Representatives of Ernst & Young are expected to be present at the Meeting and will be available to answer appropriate questions. Such representatives of Ernst & Young will also be given an opportunity to make a statement to the shareholders if they so wish.

  It is intended that the Common Shares represented by proxies solicited by or on behalf of the Company will be voted in favor of the appointment of Ernst & Young as auditors of the Company and authorizing the Directors to fix their remuneration, unless otherwise indicated.

                                OTHER BUSINESS

  Management knows of no other matters that will be presented at the Annual Meeting. However, if any other matter properly comes before the meeting, or any adjournment or postponement thereof, it is intended that proxies in the accompanying form will be voted in accordance with the judgment of the proxyholders named there.

                                 ANNUAL REPORT

  A copy of the Company's 1999 Annual Report to Shareholders accompanies this Proxy Statement.

                             SHAREHOLDER PROPOSALS

  Pursuant to the Company's Bye-Laws, resolutions intended to be presented by shareholders for action at the 2001 Annual General Meeting must comply with the provisions of the Bermuda Companies Act, 1981 (the "Companies Act") and the Bye-Laws and be deposited at the Company's principal office not later than six weeks prior to the 2001 Annual General Meeting. In the event that the Company receives notice of a shareholder proposal within the time frame set forth above, then so long as the Company includes in its proxy statement for the Annual General Meeting of Shareholders to be held in 2001 advice on the nature of the matter and how the named proxyholders intend to vote the shares for which they have received discretionary authority, such proxyholders may exercise discretionary authority with respect to such proposal, except to the extent limited by the SEC's rules governing shareholder proposals.

  Pursuant to United States securities law regulations, proposals intended to be presented by shareholders for action at the 2001 Annual Meeting must comply with such regulations and be received by the Secretary of the Company not later than December 1, 2000 in order to be considered for inclusion in the Company's proxy statement relating to such meeting. In addition, the execution of a proxy solicited by the Company in connection with the 2001 Annual Meeting of Shareholders shall confer on the designated proxyholder discretionary voting authority to vote on any shareholder proposal which is not included in the Company's proxy materials for such meeting and for which the Company has not received notice before February 14, 2001.

                        COMPANY'S ANNUAL REPORT TO SEC

  The Company is required to file with the SEC an annual report on Form 10-K containing certain information with respect to the Company and its business and properties, including financial statements and related schedules. The Form 10-K also contains a list of exhibits filed as part of the report and the number of pages contained in each exhibit.

  Upon the written request of any beneficial owner of the Company's Common Shares, the Company will mail to such owner, without charge, a copy of its Form 10-K for the fiscal year ended December 31, 1999. In addition, upon payment to the Company of $0.25 per page, the Company will mail to such owner a copy of any or all of the exhibits listed in the report. Requests for copies of the Form 10-K and/or exhibits should be addressed to: The Secretary, Mutual Risk Management Ltd., 44 Church Street, Hamilton HM 12, Bermuda.

                                    VOTING

  Each Common Share is entitled to one vote and, except where a greater majority is required by the Companies Act or the Company's Bye-Laws, any question proposed for consideration at any general meeting will be decided upon by a simple majority of votes cast. The election of directors will be by the simple majority of votes cast. At the Meeting, a resolution put to the vote of the Meeting will be decided on by a show of hands, unless a poll has been demanded pursuant to the terms of the Company's Bye-Laws. If a poll has not been demanded, a declaration by the Chairman that a resolution has passed will be final. If a poll has been demanded, then the result of such poll shall be final.

  Abstentions are counted in determining the quorum of the Meeting. As a result, on those proposals which require an affirmative vote of the majority of those shareholders present at the Meeting or of the outstanding Common Shares, an abstention has the effect of a vote against the proposal. Similarly, where brokers report a non-vote, the shares are counted in determining the quorum of the Meeting but they are not counted as having voted on the proposal. A non-vote, therefore, has the effect of a vote against the proposal.

  The shares represented by the enclosed form of proxy, duly executed and deposited at the office of the Company's transfer agent, Boston EquiServe Limited Partnership, in Boston, or with the Secretary of the Company at the Company's office in Bermuda, prior to 5:00 P.M. Bermuda time on May 11, 2000, will be voted at the Meeting. All properly executed proxies, not theretofore revoked, will be voted on any poll taken at the Meeting in accordance with the instructions contained therein. If no instructions are given with respect to any particular matter, the proxy authorizes a vote in favor of such matter and it will be voted accordingly.

  The enclosed proxy confers discretionary authority with respect to amendments and variations with respect to the matters identified in the Notice of Meeting and other matters which may properly come before the Meeting.

  Each shareholder has the right to appoint a person, who need not be a shareholder, other than the persons specified in the enclosed form of proxy to attend and act for him and on his behalf at the Meeting. Such right may be exercised by striking out the names of management's nominees in the enclosed form of proxy and inserting the name of the person to be appointed in the blank space provided in the form of proxy, signing the form of proxy and returning it in the reply envelope provided.

                                          By Order of the Board of Directors

                                          /S/ Elizabeth B. Price
                                          ----------------------
                                          ELIZABETH B. PRICE
                                          Secretary

Dated: March 31, 2000

                                                                      1067-PS-00

[1067 - MUTUAL RISK MANAGEMENT LTD.] [FILE NAME: MRM57B.EL.X] [VERSION - 2] [02/22/00] [orig. 02/01/00]

                                  DETACH HERE

                                     PROXY


                          MUTUAL RISK MANAGEMENT LTD.

                               44 CHURCH STREET
                            HAMILTON HM 12 BERMUDA

         This Proxy is Solicited on behalf of the Board of Directors:


        The Undersigned hereby appoints R.A. Mulderig, James C. Kelly, and R.E. O'Brien as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all the shares of common stock of Mutual Risk Management Ltd. held of record by the undersigned on February 25, 2000, at the Annual General Meeting of shareholders to be held on May 16, 2000 or any adjournment or postponement thereof. This proxy also delegates discretionary authority with respect to any other business which may properly come before the Meeting or any adjournment or postponement thereof.

*************                                                   *************
*SEE REVERSE*    CONTINUED AND TO BE SIGNED ON REVERSE SIDE     *SEE REVERSE*
*   SIDE    *                                                   *   SIDE    *
*************                                                   *************

[1067 - MUTUAL RISK MANAGEMENT LTD.] [FILE NAME: MRM57A.EL.X] [VERSION - 3] [02/22/00] [orig. 02/01/00]

MRM57A                            DETACH HERE

[X] Please mark
    votes as in
    this example.


   This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted "For" Proposals 1 and 2.

   1. ELECTION OF DIRECTORS.

      Nominees: (01) Roger E. Dailey, (02) David J. Doyle, (03) Arthur E. Engel,
                (04) Norman Rosenthal and (05) Joseph D. Sargent

           FOR                    WITHHELD
           ALL     [_]       [_]  FROM ALL
         NOMINEES                 NOMINEES

   [_]
      ---------------------------------------
       For all nominees except as noted above

   2. PROPOSAL TO APPROVE the                      FOR     AGAINST    ABSTAIN
      recommendations by the Board of              [_]       [_]        [_]
      Directors that Ernst & Young be
      appointed as the Company's
      independent auditors for the fiscal year ending December 31, 2000.

   3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment or postponement thereof.

   MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT   [_]

   PLEASE MARK, SIGN, DATE AND RETURN PROMPTLY USING THE
   ENCLOSED ENVELOPE.

   Please sign exactly as name appears hereon.

   When signing as attorney, as executor, administrator, trustee or guardian, please sign in full corporate name by President or other authorized officer, if a partnership please sign in partnership name by authorized person.


Signature                  Date         Signature                  Date
         ------------------    ---------         ------------------    ---------